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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------


                                   FORM 8-K/A
                       AMENDMENT NO. 1 TO CURRENT REPORT


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                AUGUST 27, 2001
                                ---------------



                          STURM, RUGER & COMPANY, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                  001-10435                         06-0633559
                  --------------------------------------------
        (Commission File Number)      (IRS Employer Identification Number)


                 ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06490
                 ---------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)


       Registrant's telephone number, including area code (203) 259-7843
                                                          --------------




                        Exhibit Index located on page 4

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     Sturm, Ruger & Company, Inc. hereby amends Item 7 of its Current Report on
Form 8-K filed with the Securities and Exchange Commission on August 31, 2001, to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.

 (c) Exhibits

  16.1  Letter from Ernst & Young LLP to Securities and Exchange
        Commission, dated August 31, 2001.

  16.2 Letter from Ernst & Young LLP to Sturm, Ruger & Company, Inc., dated August 31, 2001.
















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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STURM, RUGER & COMPANY, INC.


                                        By: /s/ Erle G. Blanchard
                                        ----------------------------------------
                                        Name: Erle G. Blanchard
                                        Title: Principal Financial Officer, Vice
                                        Chairman, President, Chief Operating
                                        Officer, Treasurer and Director


Date: September 7, 2001















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                                 EXHIBIT INDEX


16.1   Letter from Ernst & Young LLP to Securities and Exchange
       Commission, dated August 31, 2001.

16.2 Letter from Ernst & Young LLP to Sturm, Ruger & Company, Inc., dated August 31, 2001.












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